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FUNDPROSPECTUS
SUPPLEMENT

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to Prospectus dated August 15, 1996 (as revised October 11, 1996)



The information in the Table entitled "Annual Fund Operating Expenses" and in the "Example" on page 2 of the Prospectus relating to the GROWTH & INCOME FUND is replaced in its entirety by the following:


Annual Fund Operating Expenses
(as a percentage of average net assets)


Management Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1.00%


Rule 12b-1 Expenses . . . . . . . . . . . . . . . . . . . . . . . . . .   0.25%


Other Expenses. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 0.05%(1)
(reflecting voluntary expense limitation)

Total Fund Operating Expenses . . . . . . . . . . . . . . . . . . . . . 1.30%(1)
(reflecting voluntary expense limitation)
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(1) Reflecting voluntary expense limitation.  In the absence of the limitation,
Other Expenses and Total Fund Operating Expenses would be 0.60% and 1.85%, respectively.

Example:
                                    1 Year     3 Years      5 Years    10 Years
Growth & Income Fund                   $13        $41            NA          NA

Robertson Stephens Investment Management has agreed to waive its fee under its Administrative Services Agreement with the Growth & Income Fund, and to bear certain expenses of the Fund, to the extent necessary so that Other Expenses (excluding any brokerage, interest, taxes, deferred organizational expenses, and extraordinary expenses) will not exceed 0.05% of the Fund's average daily net assets. See "Expense Summary" in the Prospectus for additional information.

                                                               NOVEMBER 25, 1996


                         ROBERTSON STEPHENS INVESTMENT TRUST